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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 1, 2024

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 N. Field Street, Suite 1900, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PRIM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on May 1, 2024. The total number of shares of the Company’s Common Stock issued, outstanding and entitled to vote at the meeting was 53,618,814 shares. Represented at the meeting either in person or by proxy were 47,016,608 shares, or 87.7% of shares entitled to vote. The results of the votes for the proposals were as follows:

Proposal 1

To elect Directors to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2025 or until a successor is elected and qualified.

● Michael E. Ching

o Votes “For” – 44,176,672; votes “Withheld” – 243,847; Broker “Non-Votes” – 2,596,089

● Stephen C. Cook

o Votes “For” – 43,178,670; votes “Withheld” – 1,241,849; Broker “Non-Votes” – 2,596,089

● David L. King

o Votes “For” – 43,421,833; votes “Withheld” – 998,686; Broker “Non-Votes” – 2,596,089

● Carla S. Mashinski

o Votes “For” – 44,168,155; votes “Withheld” – 252,364; Broker “Non-Votes” – 2,596,089

● Terry D. McCallister

o Votes “For” – 38,545,572; votes “Withheld” – 5,874,947; Broker “Non-Votes” – 2,596,089

● Thomas E. McCormick

o Votes “For” – 44,167,115; votes “Withheld” – 253,404; Broker “Non-Votes” – 2,596,089

● Jose R. Rodriguez

o Votes “For” – 43,508,962; votes “Withheld” – 911,557; Broker “Non-Votes” –2,596,089

● John P. Schauerman

o Votes “For” – 44,036,615; votes “Withheld” – 383,904; Broker “Non-Votes” – 2,596,089

● Patricia K. Wagner

o Votes “For” – 44,138,074; votes “Withheld” – 282,445; Broker “Non-Votes” – 2,596,089

Proposal 2

Advisory vote on the Company’s Named Executive Officer Compensation.

● Votes “For” – 43,409,541

● Votes “Against” – 811,907

● Votes “Abstain” – 199,071

● Broker “Non-Votes” – 2,596,089

Proposal 3

Ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

● Votes “For” – 46,551,923

● Votes “Against” – 355,319

● Votes “Abstain” – 109,366

Item 8.01 Other Events

On May 1, 2024, the Company’s Board of Directors declared a cash dividend of $0.06 per share of common stock for stockholders of record as of June 28, 2024, payable on or about July 15, 2024.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and included in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 2, 2024	By:	/s/ Kenneth M. Dodgen
Kenneth M. Dodgen
Executive Vice President, Chief Financial Officer

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